Exhibit 32

CERTIFICATION OF CEO AND CFO PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Avis Budget Group, Inc. (the “Company”) on Form 10-Q for the period ended March 31, 2008, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Ronald L. Nelson, as Chief Executive Officer of the Company, and David B. Wyshner, as Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ RONALD L. NELSON
RONALD L. NELSON
CHIEF EXECUTIVE OFFICER
Date: May 7, 2008

/s/ DAVID B. WYSHNER
DAVID B. WYSHNER
EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER
Date: May 7, 2008